   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 20, 1997
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                             E*TRADE GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------
        DELAWARE                     6211                    94-2844166
     (STATE OR OTHER          (PRIMARY STANDARD          (I.R.S. EMPLOYER
     JURISDICTION OF              INDUSTRIAL           IDENTIFICATION NUMBER)
    INCORPORATION OR          CLASSIFICATION CODE
      ORGANIZATION)                 NUMBER)

                               ----------------

                             E*TRADE GROUP, INC.
                           FOUR EMBARCADERO PLACE
                               2400 GENG ROAD
                             PALO ALTO, CA 94303
                               (415) 842-2500
  (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                            CHRISTOS M. COTSAKOS
                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             E*TRADE GROUP, INC.
                           FOUR EMBARCADERO PLACE
                               2400 GENG ROAD
                             PALO ALTO, CA 94303
                               (415) 842-2500
     (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE OF PROCESS)

                               ----------------

                                  COPIES TO:

      THOMAS A. BEVILACQUA                        KENNETH L. GUERNSEY
BROBECK, PHLEGER & HARRISON LLP                     KAREN R. SMITH
     TWO EMBARCADERO PLACE                           MONA CHANDRA
        2200 GENG ROAD                           COOLEY GODWARD LLP
      PALO ALTO, CA 94303                        ONE MARITIME PLAZA,
         (415) 424-0160                               20TH FLOOR
                                               SAN FRANCISCO, CA 94111
                                                    (415) 693-2000

                               ----------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-31841

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                     CALCULATION OF REGISTRATION FEE
================================================================================

                                                          PROPOSED
                                             PROPOSED      MAXIMUM
 TITLE OF EACH CLASS OF     AMOUNT           MAXIMUM      AGGREGATE   AMOUNT OF
    SECURITIES TO BE         TO BE        OFFERING PRICE  OFFERING   REGISTRATION
       REGISTERED        REGISTERED(1)(2)  PER SHARE(3)   PRICE(3)      FEE(4)
---------------------------------------------------------------------------------
Common Stock, $.001 par
 value.................    1,265,000          $27.50      $34,787,500   $10,542
=================================================================================

(1) Includes 165,000 shares which the Underwriters have the option to purchase solely to cover over-allotments, if any.
(2) Does not include 8,050,000 shares of Common Stock previously registered for which the registration fee has previously been paid.
(3) The proposed maximum offering price per share and the proposed maximum aggregate offering price are based on the proposed offering price for the shares of the Company's Common Stock offered hereby.
(4) Calculated pursuant to Rule 457(a).
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement filed under the Securities Act of 1933, as amended, by E*TRADE Group, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") hereby incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-31841) relating to the offering of up to 8,050,000 Shares of Common Stock of the Company filed on July 23, 1997.


                                 CERTIFICATION

   The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $10,542 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on August 20, 1997); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on August 20, 1997.

                                  SIGNATURES
  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED,
THE COMPANY CERTIFIES THAT IT HAS DULY CAUSED THIS REGISTRATION STATEMENT ON FORM S-1 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF PALO ALTO, STATE OF CALIFORNIA, ON THE 20TH DAY OF AUGUST, 1997.

                                          E*TRADE Group, Inc.

                                                 /s/ Christos M. Cotsakos
                                          By __________________________________
                                                   Christos M. Cotsakos

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON AUGUST 20, 1997, BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED

              SIGNATURE                        TITLE                 DATE


                  *                    Chairman of the Board
-------------------------------------                          August 20, 1997
           WILLIAM PORTER


     /s/ Christos M. Cotsakos          President and Chief
-------------------------------------   Executive Officer      August 20, 1997
        CHRISTOS M. COTSAKOS            (Principal
                                        Executive Officer)


       /s/ Stephen C. Richards         Chief Financial
-------------------------------------   Officer (Principal     August 20, 1997
         STEPHEN C. RICHARDS            Financial and
                                        Accounting Officer)


                  *                    Director
-------------------------------------                          August 20, 1997
         RICHARD S. BRADDACK


                  *                    Director
-------------------------------------                          August 20, 1997
           WILLIAM E. FORD


                  *                    Director
-------------------------------------                          August 20, 1997
            GEORGE HAYTER


                  *                    Director
-------------------------------------                          August 20, 1997
             KEITH PETTY


                  *                    Director
-------------------------------------                          August 20, 1997
          LEWIS E. RANDALL


                  *                    Director
-------------------------------------                          August 20, 1997
          LESTER C. THUROW


* By   /s/ STEPHEN C. RICHARDS
  ----------------------------------
          Attorney-in-Fact

                                 EXHIBIT INDEX


  Exhibit
    No.                                  Description
  --------                               -----------
   5.1 Opinion of Brobeck Phleger Harrison LLP with respect to the Common Stock being registered.

  23.1 Consent of Brobeck Phleger Harrison LLP (contained in their opinion filed as Exhibit 5.1).

  23.2        Consent of Deloitte & Touche LLP, Independent Accountants.

  24.1+       Power of Attorney.

 + Incorporated by reference to page II-6 of the Company's Registration
   Statement on Form S-1 (No. 333-31841) filed on July 23, 1997.